UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2026

HELIO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-56744	92-0586004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2448 Sixth Street, Berkeley, California 94710

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 545-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2026, Helio Corporation (the “Company”) received the written consent (the “Written Consent”) of holders of record of an aggregate of 16,331,019 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), representing approximately 64.44% of the 25,342,454 shares of Common Stock issued and outstanding as of such date, acting in lieu of a special meeting pursuant to Section 607.0704 of the Florida Business Corporation Act and the Company’s bylaws. The consenting shareholders are Gregory Delory (5,600,780 shares; 22.10%), Paul Turin (7,730,329 shares; 30.50%), and Edward Cabrera (3,000,000 shares; 11.84%).

By the Written Consent, the majority shareholders approved and authorized an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding Common Stock (the “Reverse Stock Split”) at a ratio within the range of 1.25-for-1 to 5-for-1, with the exact ratio and timing to be determined by the Board of Directors (or a duly authorized committee thereof) in its sole discretion at any time within 12 months following the date of the Written Consent. Fractional shares resulting from the Reverse Stock Split will be addressed as determined by the officers of the Company, including by rounding up to the nearest whole share or payment of cash in lieu of fractional shares. The Board of Directors approved and recommended the Reverse Stock Split at a duly called meeting held on May 9, 2026. Upon determination of the exact ratio, the proper officers of the Company are authorized and directed to prepare, execute, and file Articles of Amendment to the Company’s Articles of Incorporation with the Florida Department of State, Division of Corporations, coordinating effectiveness with (i) the applicable Schedule 14C notice period under Regulation 14C of the Securities Exchange Act of 1934, as amended, (ii) FINRA corporate action processing, and (iii) the Company’s transfer agent.

The Board of Directors has determined that the Reverse Stock Split is advisable and in the best interests of the Company and its shareholders in order to support the Company’s proposed uplisting of its Common Stock to a national securities exchange. Both the Nasdaq Capital Market and the New York Stock Exchange impose a minimum bid price requirement of $4.00 per share for initial listing, and the Reverse Stock Split is intended to bring the Company’s share price into compliance with that threshold in connection with a contemplated underwritten public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIO CORPORATION

Date: May 15, 2026	By:	/s/ Edward Cabrera
	Name:	Edward Cabrera
	Title:	Chief Executive Officer

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